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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2005
                                                        -----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-51584                04-3510455
           --------                     ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)          Identification No.)

      24 North Street, Pittsfield, Massachusetts            01201
      ------------------------------------------            -----
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On November 29, 2005, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it will host an investor conference on December 1, 2005. The Company expects to file its presentation slides with the Securities and Exchange Commission prior to the start of the conference and have the presentation and any follow-up questions and answers archived. Instructions on how to access the archive of the presentation and access the slides are contained in the press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated November 29, 2005






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BERKSHIRE HILLS BANCORP, INC.


Dated: November 29, 2005                 By: /s/ Wayne F. Patenaude
                                             -----------------------------------
                                             Wayne F. Patenaude
                                             Senior Vice-President and Chief
                                             Financial Officer







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